                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 15, 2005

                           JETBLUE AIRWAYS CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                    000-49728                87-0617894
(State of Other Jurisdiction of        (Commission            (I.R.S. Employer
         Incorporation)                File Number)          Identification No.)

              118-29 QUEENS BOULEVARD, FOREST HILLS, NEW YORK 11375
               (Address of principal executive offices) (Zip Code)

                                 (718) 709-3026
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

     As reported in the Current Report on Form 8-K dated August 15, 2005 of
JetBlue Airways Corporation ("JetBlue"), on August 18, 2005, JetBlue issued a press release announcing the election by its Board of Directors of Ms. Angela
Gittens as a director, effective September 30, 2005, for a term expiring in
2006. On January 25, 2006, JetBlue's Board of Directors appointed Ms. Gittens as a member of the Audit Committee of the Board.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            JETBLUE AIRWAYS CORPORATION

Date: January 31, 2006                      By: /s/ Holly Nelson
                                                --------------------------------
                                                Vice President and Controller
                                                (principal accounting officer)